Table of Contents

Hosted Services Agreement – Confidential NAVITAIRE Inc.

AMENDMENT NO. 19 TO

NAVITAIRE HOSTED SERVICES AGREEMENT

This Amendment No. 19 to the NAVITAIRE Hosted Services Agreement (this “Amendment”), effective as of June 25, 2010, is entered into by and between NAVITAIRE LLC, a Delaware limited liability company and legal successor to Navitaire, Inc. (“NAVITAIRE”), and VRG Linhas Aereas S.A., as successor of GOL – Transportes Aereos S/A, a Brazilian corporation (“Customer”). Initially capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement (as defined below).

A.        NAVITAIRE and Customer are parties to that certain NAVITAIRE Hosted Services Agreement dated as of May 1, 2004 and amended by: (i) Amendment No. 1 dated as of January 1, 2005, (ii) Amendment No. 2 dated as of June 13, 2005, (iii) Amendment No. 3 dated as of October 1, 2005, (iv) Amendment No. 4 dated as of November 14, 2005, (v) Amendment No. 6 dated as of April 5, 2006, (vi) Amendment No. 7 dated as of June 1, 2006, (vii) Amendment No. 8 dated as of June 11, 2007 (viii) Amendment No. 9 dated as of August 20, 2007; (ix) Amendment No. 10 dated as of August 27, 2007; (x) Amendment No. 11 dated as of April 24, 2008; (xi) Amendment No. 12 dated as of April 24, 2008; (xii) Amendment No. 13 dated as of July 31, 2008; (xiii) Amendment No. 14 dated as of October 31, 2008; (xiv) Amendment No. 15 dated as of October 1, 2008; (xv) Amendment No. 16 dated as of October 1, 2009; (xvi) Amendment No. 17 dated as of February 1, 2010; and (xvii) Amendment No. 18 dated as of March 15, 2010 (the “Agreement”), pursuant to which NAVITAIRE performs Hosted Services for Customer.

B.        Section 18.1 of the Agreement permits the parties to amend the terms and conditions of the Agreement provided such amendment is made in writing signed by the parties.

C.       NAVITAIRE and Customer desire to amend the terms of the Agreement as provided below.

Accordingly, and in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1 Amendment to Modify Sabre Participation Level of the Agreement.

a) Removal of Type-B Scope of Services. The following Services are removed from Section 2, Scope of Services, of Exhibit A of the Agreement, as follows:

N/A   Type B/Teletype connectivity with Sabre

b) Addition of Type-A Scope of Services. The following Services are added to Section 2, Scope of Services, of Exhibit A of the Agreement, as follows

X   Type A/EDIFACT connectivity with Sabre

c) Removal of old Monthly Recurring Service Fees. The [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] minimum fee per month for the Sabre Type B/Teletype Connection, located in Section 1.1.2 of Exhibit H, is hereby removed from the Agreement.

d) Addition of new Monthly Recurring Service Fees. Section 1.1.3 of Exhibit H, Monthly Recurring Service Fees – Connectivity Services/Products – CRS/GDS/ARS Type A/EDIFACT Connectivity is hereby deleted and replaced in its entirety as follows:

Hosted Services Agreement – Confidential NAVITAIRE Inc.

1.1.3 Monthly Recurring Services Fees – Connectivity Services/Products – CRS/GDS/ARS Type A/EDIFACT Connectivity. (Applicable only if selected in Section 2 of Exhibit A).

Description	Type A/EDIFACT ITAREQ, CLTREQ, HWPREQ (Requires Base AVS Type B/Teletype)
Price per [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Monthly Infrastructure and Support Fee	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] minimum fee per month for existing Amadeus, Galileo, and
Sabre connections and planned Worldspan/Travelport connection
Quoted upon request for all other CRS/GDS/ARS
Type A/EDIFACT Sell Only
(includes [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]**)
Monthly Infrastructure and Support Fee	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] minimum fee per month for planned Galileo, Sabre,
Worldspan/Travelport, and Amadeus connections
Type A/EDIFACT Availability and Sell***
Quoted upon request for all other CRS/GDS/ARS
(includes [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]**)
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Transaction Fee*	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] above [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] included [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for Galileo,
Amadeus, Worldspan/Travelport, and Sabre connections
Quoted upon request for all other CRS/GDS/ARS

* Any CRS/GDS/ARS [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], collectively for all CRS/GDS/ARS above the included [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], will incur the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Transaction Fee outlined in Section 1.1.3 above.

** For billing purposes, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], using the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as provided for in Item (b), Section 1.1.1 of this Exhibit H.

*** Type A/EDIFACT Availability is not available until New Skies [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Note 1: If Customer implements a Type A/EDIFACT connection with Worldspan the pricing for the Monthly Recurring Service Fees in this Section is subject to change.

Note 2: Any applicable message fees, segment fees or data circuits pertaining to the CRS/GDS and/or SITA/ARINC are the responsibility of Customer, including:

(a) CRS/GDS/ARS Imposed Message Fees (applicable to CRS/GDS/ARS messages only):

Per CRS/GDS/ARS agreement with NAVITAIRE, additional CRS/GDS/ARS fees may be billed to NAVITAIRE. Any and all such fees and/or charges attributable to Customer’s Hosted Reservations Services, will be payable by Customer to NAVITAIRE, on a monthly basis. Upon request and on a time and materials basis, NAVITAIRE will provide Customer with a copy of the CRS/GDS invoice for Type A/EDIFACT, Type B/Teletype, or other related charges with each monthly invoice.

These fees are in addition to the standard Host Reservation Services charges and are subject to any increases imposed upon NAVITAIRE by CRS/GDS/ARS. If CRS/GDS/ARS begins to assess message fees for test messages, these will also be billed cost to Customer at cost.

Hosted Services Agreement – Confidential NAVITAIRE Inc.

(b) SITA/ARINC or other Connectivity Provider Fees:

All fees from SITA/ARINC and/or other Connectivity Providers for routing of traffic need to be billed directly to Customer. Customer should pursue an arrangement with one or both of these providers independent of NAVITAIRE.

2 Amendment to Add AVS Only Type B/Teletype to the Agreement.

a) Addition of AVS Only Type B/Teletype Connectivity. The following Services are added to Section 2, Scope of Services, of Exhibit A of the Agreement, as follows

X  AVS Only Type B/Teletype connectivity with ITA

b) Removal of old Monthly Recurring Service Fees. Section 1.1.2 of Exhibit H, Monthly Recurring Service Fees – Connectivity Services/Products CRS/GDS/ARS Type B/Teletype Connectivity, is hereby replaced in its entirety as follows:

1.1.2 Monthly Recurring Service Fees – Connectivity Services/Products CRS/GDS/ARS AVS and Booking Type B/Teletype Connectivity. (Applicable only if selected in Section 2 of Exhibit A):

Description	AVS and Booking Type B/Teletype
Price per [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]*
Monthly Infrastructure and Support Fee	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] minimum fee per month for existing
Worldspan/TravelPort and Axess Type B/Teletype
Connection
Quoted upon request for all other CRS/GDS/ARS
(includes [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT])
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Transaction Fee**	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] above [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] included [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]***

* Each unique AVS entity (address) used for the sole purpose of sending AVS messages is covered by the Monthly Recurring Service Fees for AVS Only Type B/Teletype Connectivity.

** Any CRS/GDS/ARS [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], collectively for all CRS/GDS/ARS above the included [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], will incur the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Transaction Fee outlined in Section 1.1.2 above.

*** For billing purposes, these [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], using the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as provided for in Item (b), Section 1.1.1 of this Exhibit H.

Note 1: Any applicable message fees, segment fees or data circuits pertaining to the CRS/GDS and/or SITA/ARINC are the responsibility of Customer, including:

(a) CRS/GDS/ARS Imposed Message Fees (applicable to CRS/GDS/ARS messages only):

Per CRS/GDS/ARS agreement with NAVITAIRE, additional CRS/GDS/ARS fees may be billed to NAVITAIRE. Any and all such fees and/or charges attributable to Customer’s Hosted Reservations Services, will be payable by Customer to NAVITAIRE, on a monthly basis. Upon request and on a time and materials basis, NAVITAIRE will provide Customer with a copy of the CRS/GDS invoice for Type A/EDIFACT, Type B/Teletype, or other related charges with each monthly invoice.

These fees are in addition to the standard Host Reservation Services charges and are subject to any increases imposed upon NAVITAIRE by CRS/GDS/ARS. If CRS/GDS/ARS begins to assess message fees for test messages, these will also be billed cost to Customer at cost.

Hosted Services Agreement – Confidential NAVITAIRE Inc.

(b) SITA/ARINC or other Connectivity Provider Fees:

All fees from SITA/ARINC and/or other Connectivity Providers for routing of traffic need to be billed directly to Customer. Customer should pursue an arrangement with one or both of these providers independent of NAVITAIRE.

Note 2: In the event of a merger between two or more CRS/GDS/ARS partners, whereby NAVITAIRE is no longer required to process, report on, or support a separate IATA code (such as 1P or 1G), Customer may request that NAVITAIRE terminate the services that are no longer required. Customer will provide a minimum of sixty (60) days advance written notice informing NAVITAIRE of (a) the merging entity's IATA codes; (b) the proposed merger date; (c) the discontinued IATA code; and (d) Customer's desire to terminate all services for the discontinued IATA code. Upon receipt of said notice, NAVITAIRE will draft an amendment to the Agreement to remove the services from Exhibit A, Section 2 Scope of Services, and Exhibit H, Section 1.1.2 Monthly Recurring Service Fees - Connectivity Services/Products (Monthly Infrastructure and Support Fees).

Upon confirmation that (a) the merger was successful and (b) there are no longer any transactions being processed for the specific IATA code, NAVITAIRE will decommission any connections, settings, parameters, and services for the IATA code and generate a final invoice for the decommissioned services. Efforts undertaken by NAVITAIRE to decommission a CRS/GDS/ARS entity will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

c) Addition of new Monthly Recurring Service Fees. Section 1.1.28 of Exhibit H, Monthly Recurring Service Fees – Connectivity Services/Products CRS/GDS/ARS AVS Only Type B/Teletype Connectivity, is hereby added to the Agreement as follows:

1.1.28 Monthly Recurring Service Fees – Connectivity Services/Products CRS/GDS/ARS AVS Only Type B/Teletype Connectivity. (Applicable only if selected in Section 2 of Exhibit A):

Description	AVS Only Type B/Teletype
Price per [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Monthly Infrastructure and Support Fee	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] minimum fee per month
(includes up to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT])
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Transaction Fee*	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
above [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

* Any [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] above the included [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], will incur the additional Monthly Recurring Service Fees outlined in Section 1.1.28 above.

Note: Any applicable message fees, Segment fees, or data circuits pertaining to the Type B/Teletype Connectivity for AVS Messages are the responsibility of Customer.

3 Amendment to Modify the Code-Share Monthly Recurring Service Fees.

a) Monthly Recurring Service Fees. Section 1.1.4 of Exhibit H, Monthly Recurring Service Fees – Connectivity Services/Products – Code-Share Distribution with Customer as Code-Share Operating and/or Marking Carrier is hereby replaced in its entirety as follows:

Hosted Services Agreement – Confidential NAVITAIRE Inc.

1.1.4 Monthly Recurring Service Fees –Connectivity Services/Products – Code-Share Distribution with Customer as Code-Share Operating and/or Marketing Carrier. (Applicable only if selected in Exhibit A, Section 2):

Description	Code-Share Connectivity
Price per [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Monthly Infrastructure and Support Fee – Base AVS Type B/Teletype	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (acting as Operating and/or Marketing Carrier)
Monthly Infrastructure and Support Fee – Base AVS Type B/Teletype	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] minimum fee per month for[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
(acting as Operating and/or Marketing Carrier)
Monthly Infrastructure and Support Fee – Base AVS Type B/Teletype	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] minimum fee per month [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] have been implemented
(acting as Operating and/or Marketing Carrier)
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]Transaction Fee*	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]above[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] included [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in
Code Share PNR’s**
(see Note 2)

* Any [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], collectively for all [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], above the included [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], will incur the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Transaction Fee outlined in Section 1.1.4 above.

** For billing purposes, these [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], using the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as provided for in Item (b), Section 1.1.1 of this Exhibit H.

Note 1: Any applicable message fees, segment fees or data circuits pertaining to the CRS/GDS and/or SITA/ARINC are the responsibility of Customer, including:

(a) CRS/GDS/ARS Imposed Message Fees (applicable to CRS/GDS/ARS messages only):

Per CRS/GDS/ARS agreement with NAVITAIRE, additional CRS/GDS/ARS fees may be billed to NAVITAIRE. Any and all such fees and/or charges attributable to Customer’s Hosted Reservations Services, will be payable by Customer to NAVITAIRE, on a monthly basis. Upon request and on a time and materials basis, NAVITAIRE will provide Customer with a copy of the CRS/GDS invoice for Type A/EDIFACT, Type B/Teletype, or other related charges with each monthly invoice.

These fees are in addition to the standard Host Reservation Services charges and are subject to any increases imposed upon NAVITAIRE by CRS/GDS/ARS. If CRS/GDS/ARS begins to assess message fees for test messages, these will also be billed cost to Customer at cost.

(b) SITA/ARINC or other Connectivity Provider Fees:

All fees from SITA/ARINC and/or other Connectivity Providers for routing of traffic need to be billed directly to Customer. Customer should pursue an arrangement with one or both of these providers independent of NAVITAIRE.

Note 2: Excludes block-space code-share arrangements booked via non-automated booking processes.

Hosted Services Agreement – Confidential NAVITAIRE Inc.

4 Amendment to Add FTP Connectivity for Operational Messages to the Agreement.

a) Scope of Services. The following is hereby added to Exhibit A, Section 2, Scope of Services:

FTP Connectivity for Operational Messages – Outbound Messaging
• ADL
• BSM
• MVT
• NAM
• PIS
• PNL
• PXA
• PXB

b) Functionality. The following functionality is hereby added to Exhibit A, Section 6, New Skies - Hosted Reservation Services Add-On Functionality, as follows:

FTP Connectivity for Operational Messages
General Features – FTP Connectivity for Operational Messages – Outbound Messaging
• Ability to deliver outbound messages to a single IP address, as an alternate to Type B/Teletype delivery.
• Outbound messages will adhere to the same formats and data structures as outlined in the New Skies
• GDS Reference Guide.
• Supports the following outbound message types:
• ADL – Additions and Deletions List
• BSM – Baggage Service Message
• MVT – Aircraft Movement message
• NAM – Lid/Sold custom message
• PIS – Advanced Passenger Information System
• PNL – Passenger Name List
• PXA – Actual Passenger ‘checked-in’ counts
• PXB – Actual Passenger ‘booked’ counts
General Features – FTP Connectivity for Operational Messages – Inbound Messaging
• Ability to receive inbound messages to an established FTP account, as an alternative to Type B/Teletype.
• Ability to process inbound messages from the FTP account, consistent with processing messages received via Type B/Teletype connectivity.
• Inbound messages will adhere to the same formats and data structures as outlined in the New Skies GDS
• Reference Guide.
• Supports the following inbound message types:
• MVT – Aircraft Movement message
• OPS – Weather/Flight-Release file
• PFS – Passenger Final Status
• PXA – Actual Passenger ‘checked-in’ counts
• PXB – Actual Passenger ‘booked’ counts
• Limitations and Restrictions
• The FTP message transport service is not guaranteed like Type B/Teletype delivery. If there is a failure during message transmission, data may be lost; however, the circuits and servers supporting this feature in the ESC environment are stable and do not normally experience issues.
• Messages delivered via FTP connectivity are transmitted over a private connection to Customer’s FTP server. They are not transmitted over the internet due to security concerns and/or industry compliance standards.
• Customer is responsible for forwarding Outbound FTP messages from their FTP server to the final destination, when required. NAVITAIRE does not transmit FTP messages directly to the final destination.

c) Monthly Recurring Service Fees. The Monthly Recurring Services Fees – FTP Connectivity for Operational Messages are hereby added to Exhibit H, Section 1.1.29 of the Agreement, as follows:

1.1.29 Monthly Recurring Services Fees – FTP Connectivity for Operational Messages*. (Applicable only if selected in Section 2 of Exhibit A.)

Hosted Services Agreement – Confidential NAVITAIRE Inc.

Description	FTP Connectivity for Operational Messages (Outbound)** Price per [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	FTP Connectivity for Operational Messages (Inbound)*** Price per [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Monthly Infrastructure and Support Fee	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] minimum fee per month
(includes [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT])	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] minimum fee per month
(includes [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT])
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Transaction Fee	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
above [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] included
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
above [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] included
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

* If the Services included in this Section are not part of Customer’s initial purchase, the prices listed above will remain valid for twelve (12) months following the Effective Date of this Amendment.
Following this time period, the pricing in this Section is subject to change.
** Price for delivery of Outbound Operational Messages to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
***Price for delivery of Inbound Operational Messages to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
Note: Any applicable external connectivity costs or hardware pertaining to the FTP Connectivity for Operational Messages are the responsibility of Customer.

d) Implementation Fees. The Implementation Fees in Exhibit H, Section 1.2 are amended to include the following:

Product/Service Description	Implementation Fees (Including Training)
FTP Connectivity for Operational Messages	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5     Amendment to Modify PNR Archiving of the Agreement.

a) Functionality. The following functionality is hereby deleted and replaced in its entirety in Exhibit A, Section 6, New Skies - Hosted Reservation Services Add-On Functionality, as follows:

PNR Archiving
General Features – PNR Archiving
•	Moves PNR data from production to the archive [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the last flight segment in the PNR is marked as flown or no-show.
•	Retains PNR data in the archive as long as required by Customer and specified in the Agreement.
•	Archived data is viewable [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
•	Comments can be added to an individual archived PNR through SkySpeed.
Note: If PNR Archiving is not selected by Customer, PNR data will be removed from the production system [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the last flight segment in a PNR has been marked as flown or no-show.
Note: To meet Brazilian requirements for no-show passengers, if one or more passengers on the PNR no-showed, the PNR will not be considered historical until [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] from the flight date. If selected in Section 2 of Exhibit A, additional storage fees as outlined in Exhibit H, will apply.
Limitations and Exclusions
•	PNR Archiving does not include schedules, SkyPort, or any other non-PNR data. This data is retained in the production database.
•	Archived data does not contain the full historical view of a PNR but contains a snap-shot of the data as it exists at the point in time it is archived.
•	Changes to archived data are prohibited except for the ability to add a comment through SkySpeed, as noted above.
•	Reporting on archived data is not available at this time.

Hosted Services Agreement – Confidential NAVITAIRE Inc.

6     Amendment to Add Advanced Passenger Information System (APIS) – [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] -to the Agreement, as follows:

a) Scope of Services. The following is hereby added to Exhibit A, Section 2, Scope of Services:

X Advanced Passenger Information System (APIS) – [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (supported on New Skies release [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT])

X Advanced Passenger Information System (APIS) – [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

b) Monthly Recurring Service Fees. The Monthly Recurring Services Fees – Advance Passenger Information System (APIS) Connectivity Services/Products for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] APIS are found in Exhibit H, Section 1.1.27 of the Agreement.

c) Implementation Fees. The Implementation Fees for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] APIS are found in Exhibit H, Section 1.2 of the Agreement.

7     Amendment to Add Third Party Procurement to the Agreement. The following is hereby added as Section 18.9, Third Party Procurement, of the Agreement, as follows:

18.9 Third Party Procurement. Both Accenture and Navitaire LLC have alliance relationships with third party product and services vendors. As part of many such relationships, Accenture and Navitaire LLC are able to resell certain products and services and/or may receive compensation from vendors in the form of fees or other benefits in connection with the marketing, technical and other assistance provided by Accenture and/or Navitaire LLC.
Customer acknowledges that such relationships may be beneficial to Accenture and/or Navitaire LLC and assist in its performance of the Services hereunder. Navitaire acknowledges and agrees that Customer shall not have any liability in relation to such third parties and additionally, Navitaire acknowledges and agrees that Customer shall bear no liability to Navitaire or Accenture for loss of production, loss of profits, loss of business or any other indirect loss or consequential damages arising out of such alliance relationships.

8     No Other Changes. Except as specifically amended by this Amendment, all other provisions of the Agreement remain in full force and effect. This Amendment shall not constitute or operate as a waiver of, or estoppel with respect to, any provisions of the Agreement by any party hereto.

9     Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

10   Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon NAVITAIRE and the Customer and their respective successors, heirs and assigns.

11   Conflict of Provisions. In the event that there exists a conflict between any term, condition, or provision contained within this Amendment, and in any term, condition, or provision contained within the Agreement, the term, condition, or provision contained within this Amendment shall control.

Hosted Services Agreement – Confidential NAVITAIRE Inc.

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Hosted Services Agreement – Confidential NAVITAIRE Inc.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

NAVITAIRE LLC

By:___________________________________
Its:___________________________________
Date:

CUSTOMER

By:___________________________________
Its:___________________________________
Airline:________________________________
Date:
Witness Name:_________________________

Witness ID: ___________________________

Witness Name:_________________________

Witness ID:____________________________